UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2026

ADC Therapeutics SA

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-39071 (Commission File Number)	N/A (IRS Employer Identification Number)

Biopôle Route de la Corniche 3B 1066 Epalinges Switzerland (Address of Principal Executive Offices) (Zip Code)	+41 21 653 02 00 (Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, par value CHF 0.08 per share	ADCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 C.F.R. §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 C.F.R. §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

ADC Therapeutics SA (the “Company”) held its 2026 annual general meeting of shareholders (the “Annual Meeting”) on June 1, 2026. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each proposal submitted to shareholders at the Annual Meeting. All proposals submitted to the shareholders at the Annual Meeting were approved. The final results for the votes regarding each proposal are set forth below.

Proposal #1: Approving the management report, annual financial statements and consolidated financial statements

The shareholders approved the management report, the annual financial statements and the consolidated financial statements for the year ended December 31, 2025 and acknowledged the auditors’ report for the year ended December 31, 2025. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,705,454	5,910	3,889,590	—

Proposal #2: Approving, on an advisory basis under Swiss law, the compensation report

The shareholders approved, in a non-binding advisory vote, the compensation report for the year ended December 31, 2025. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
64,289,299	1,242,782	3,815,289	14,253,584

Proposal #3: Discharging the members of the board of directors and the executive committee from liability

The shareholders approved that the members of the board of directors and the executive committee be discharged from liability for the year ended December 31, 2025. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
63,695,590	86,523	3,966,182	14,253,584

Proposal #4: Approving the appropriation of the financial results

The shareholders approved that the net loss for the year ended December 31, 2025 be carried forward. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,774,946	8,511	3,817,497	—

Proposal #5: Reelecting directors

The shareholders reelected the following directors for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2027 annual general meeting of shareholders. The voting results were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ron Squarer	65,109,377	416,194	3,821,799	14,253,584
Robert Azelby	65,094,726	429,835	3,822,809	14,253,584
Jean-Pierre Bizzari	63,631,611	1,852,731	3,863,025	14,253,587
Timothy Coughlin	65,198,947	327,049	3,821,374	14,253,584
Peter Hug	64,927,601	556,545	3,863,224	14,253,584
Ameet Mallik	65,133,390	387,036	3,826,944	14,253,584
Viviane Monges	64,918,973	556,772	3,871,625	14,253,584
Tyrell Rivers	64,796,462	729,534	3,821,374	14,253,584
Victor Sandor	65,151,213	373,932	3,822,225	14,253,584

Proposal #6: Reelecting compensation committee members

The shareholders reelected the following members of the compensation committee for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2027 annual general meeting of shareholders. The voting results were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert Azelby	65,136,589	388,421	3,822,360	14,253,584
Peter Hug	65,014,833	469,178	3,863,359	14,253,584
Victor Sandor	65,145,109	380,752	3,821,509	14,253,584

Proposal #7: Reelecting the Independent Proxy

The shareholders reelected PHC Notaires, in Lausanne, Switzerland, as the Independent Proxy for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2027 annual general meeting of shareholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,756,534	17,712	3,826,708	—

Proposal #8: Reelecting the auditors

The shareholders reelected PricewaterhouseCoopers SA as the statutory auditor and independent registered public accounting firm for the year ending December 31, 2026. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,747,180	31,325	3,822,449	—

Proposal #9: Approving, on a binding basis under Swiss law, the compensation of the board of directors and the executive committee

The shareholders approved, on a binding basis under Swiss law, that (i) the maximum aggregate amount of compensation for the members of the board of directors for the period between the Annual Meeting and the 2027 annual general meeting of shareholders be set at $2,500,000 (Proposal #9a), (ii) the maximum aggregate amount of fixed compensation for the members of the executive committee for the year ending December 31, 2027 be set at $2,600,000 (Proposal #9b) and (iii) the maximum aggregate amount of variable compensation for the members of the executive committee for the year ending December 31, 2026 be set at $5,500,000 (Proposal #9c). The voting results were as follows:

PROPOSAL	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
#9a	48,456,972	16,977,874	3,912,524	14,253,584
#9b	64,981,047	439,267	3,927,056	14,253,584
#9c	64,541,036	883,352	3,922,982	14,253,584

Proposal #10: Approving, on an advisory basis under U.S. law, the compensation paid to the named executive officers

The shareholders approved, on an advisory basis under U.S. law, the compensation of the Company’s named executive officers, as disclosed in “Executive Compensation” and the related compensation tables and narrative disclosure in the proxy statement. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
64,172,306	1,271,205	3,903,859	14,253,584

Proposal #11: Approving an amendment to increase the number of shares authorized under the 2019 Equity Incentive Plan

The shareholders approved an amendment to increase the number of shares authorized under the 2019 Equity Incentive Plan. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
46,624,648	18,904,924	3,817,798	14,253,584

Proposal #12: Approving amendments to articles 4a, 4b and 4c of the articles of association to increase the Company’s capital range (article 4a), conditional share capital for employee participation (article 4b) and conditional share capital for financing, acquisitions and other purposes (article 4c) as well as the introduction of article 4d regarding a conditional share capital based on the capital range

The shareholders approved (i) amendments to article 4a paragraph 1 of the articles of association to increase the Company’s capital range from CHF 8,375,974.48 (lower limit) to CHF 12,354,128.80 (upper limit) to CHF 10,378,109.12 (lower limit) to CHF 15,567,163.68 (upper limit) (Proposal #12a), (ii) amendments to article 4b paragraph 1 of the articles of association to increase the Company’s conditional share capital for employee participation from 9,887,629 common shares (CHF 791,010.32) to 16,836,253 common shares (CHF 1,346,900.24) (Proposal #12b), (iii) amendments to article 4c paragraph 1 of the articles of association to increase the Company’s conditional share capital for financing, acquisition and other purposes from 38,026,929 common shares (CHF 3,042,154.32) to 48,026,929 common shares (CHF 3,842,154.32) (Proposal #12c), and (iv) a new article 4d be introduced in the articles of association regarding a conditional share capital based on the capital range, and that article 4a be amended accordingly (Proposal #12d). The voting results were as follows:

PROPOSAL	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
#12a	48,485,517	17,043,416	3,818,437	14,253,584
#12b	48,614,094	16,916,772	3,816,504	14,253,584
#12c	52,364,617	13,166,958	3,815,795	14,253,584
#12d	48,528,597	16,999,553	3,819,220	14,253,584

The amendments to the Company’s articles of association became effective upon their approval at the Annual Meeting. A copy of the Company’s current articles of association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Association of ADC Therapeutics SA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Therapeutics SA
Date: June 2, 2026

	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Chief Legal Officer